Marketable Securities	12 Months Ended
Mar. 31, 2016
Marketable Securities [Abstract]
Marketable Securities

3. Marketable Securities

The Company acquired equity securities listed in Hong Kong.

	March 31,
	2015	2016

Cost	$9,539	$13,611

Market value	$9,803	$12,020

Unrealized gain (loss) for the years ended March 31, 2014, 2015 and 2016 were $(865), $954 and $(1,860), respectively.

Net proceeds from sale of marketable securities for the years ended March 31, 2014, 2015 and 2016 were $nil, $1,011 and $6,798 respectively and realized gain from sales of marketable securities for the years ended March 31, 2014, 2015 and 2016 were $nil, $102 and $526, respectively. For the purposes of determining realized gains and losses, the cost of securities sold was determined based on the average cost method.

The marketable securities were classified as Level 1 of the hierarchy established under ASC No. 820 because the valuations were based on quoted prices for identical securities in active markets.